Victory Portfolios

Victory Munder Index 500 Fund

Supplement dated November 30, 2015

to the Summary Prospectus dated October 28, 2015 (“Prospectus”)

This Prospectus is being revised to reflect a change in the Fund’s name and portfolio management and to correct the fee table for Class A shares.

1.              Effective December 31, 2015, the Fund’s name is changed to: Victory S&P 500 Index Fund.

2.              The Class A shares Distribution (12b-1) Fees and Other Expenses in the Fund Fees and Expenses Table for the Fund appearing on page 1 are restated as follows.

Class A
Management Fees	0.20%
Distribution (12b-1) Fees	0.15%
Other Expenses(1)	0.27%
Total Annual Fund Operating Expenses(2)	0.62%

3.              Effective December 31, 2015, the section titled “Management of the Fund” on page 5 is deleted in its entirety and replaced with the following:

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since December 2015.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since December 2015.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since December.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since December 2015.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since December 2015.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.